                             LETTER OF TRANSMITTAL

                                       TO

                          TENDER CLASS A TRANSFERABLE
                          AND CLASS B NON-TRANSFERABLE
                                    WARRANTS

                                       OF
                       ENDO PHARMACEUTICALS HOLDINGS INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED DECEMBER 5, 2001

                                       BY
                       ENDO PHARMACEUTICALS HOLDINGS INC.

      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 P.M., MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 14 , 2002, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

 By Overnight Courier and by Hand
   Delivery after 4:30 p.m. on
         Expiration Date:            By Hand Delivery to 4:30 p.m.:    By Registered or Certified Mail:
       The Bank of New York               The Bank of New York               The Bank of New York
 c/o United States Trust Company    c/o United States Trust Company    c/o United States Trust Company
           of New York                        of New York                        of New York
   30 Broad Street, 14th Floor          30 Broad Street, B-Level                 P.O. Box 112
     New York, NY 10004-2304            New York, NY 10004-2304             Bowling Green Station
                                                                           New York, NY 10274-0112
                                           Telephone Number:
                                             (800) 548-6565
                                           Facsimile Number:
                                    (212) 422-0183 or (646) 458-8104

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
                             CAREFULLY BEFORE THIS
                      LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF WARRANTS TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                                                                        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                                                        (PLEASE FILL IN, IF BLANK)
WARRANT CERTIFICATE(S) AND WARRANTS(S) TENDERED
(PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL
                                        NUMBER OF
     WARRANT           WARRANT          WARRANTS           NUMBER
     CLASS:          CERTIFICATE     REPRESENTED BY      OF WARRANTS
   (A) OR (B)      NUMBER(S)(1)(3)  CERTIFICATE(S)(1)    TENDERED(2)
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
 TOTAL WARRANTS
 TENDERED
------------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders of Warrants who deliver Class A Transferable Warrants by book-entry transfer ("Book-Entry
 Holders").
 (2) Unless otherwise indicated, all Warrants represented by Warrant Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
 (3) Please complete the section "Designation" if you wish to designate the order (by certificate number) in which you wish to tender your Class A Transferable Warrants in the event of proration. Completion of such section is optional. If you do not designate such an order, Warrants will be selected for purchase by the Depositary. See Instruction 10.
------------------------------------------------------------------------------------------------------------------------------------

                                  DESIGNATION

     If you wish to designate the order (by certificate number) in which you wish to tender your Class A Transferable Warrants in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

------------------------------------------------------------------------------------------------------
                      ORDER                                         CERTIFICATE NUMBER
------------------------------------------------------------------------------------------------------
                       1st
------------------------------------------------------------------------------------------------------
                       2nd
------------------------------------------------------------------------------------------------------
                       3rd
------------------------------------------------------------------------------------------------------
                       4th
------------------------------------------------------------------------------------------------------
                       5th
------------------------------------------------------------------------------------------------------
                       6th
------------------------------------------------------------------------------------------------------

     NOTE: THIS LETTER OF TRANSMITTAL MUST BE SIGNED IN THE SPACE PROVIDED.

     Holders of Class A Transferable (the "Class A Warrants") and Class B Non-Transferable Warrants (the "Class B Warrants, and, together with the Class A Warrants, the "Warrants") should complete this Letter of Transmittal if (1) certificates for the Warrants will be forwarded with this Letter of Transmittal or (2) if delivery of Class A Warrant certificates will be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures described in the section entitled, "The Offer -- Procedures for Tendering Warrants -- Book-Entry Transfer for Class A Warrants ," within the Offer to Purchase, unless, in the case of clause (2), an Agent's Message (as defined in the section entitled, "The Offer -- Procedures for Tendering Warrants -- Book-Entry Transfer for Class A Warrants," within the Offer to Purchase) is used. Class B Warrants are not eligible for book-entry transfer through the Book Entry Facility. Holders of Warrants whose certificates are not immediately available for delivery or who cannot deliver confirmation of the book-entry transfer of their Class A Warrants into the Depositary's account at DTC on or before the expiration date of the Offer to Purchase must tender their Warrants according to the guaranteed delivery procedure described in the section entitled, "The Offer -- Procedures for Tendering Warrants -- Guaranteed Delivery," within the Offer to Purchase. See Instruction 1. All questions as to the validity, form, eligibility and acceptance for payment of any tendered Warrants pursuant to any of the procedures described in the Offer to Purchase or this Letter of Transmittal will be determined by Endo Pharmaceuticals Holdings Inc., in its sole discretion, and such determination will be final and binding. DELIVERY OF DOCUMENTS TO DTC, THE BOOK-ENTRY TRANSFER FACILITY, DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.
                               TENDER OF WARRANTS

[ ] CHECK HERE IF TENDERED CLASS A WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER WARRANTS BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
     ------------------------------------------------------------------------

     Account Number:
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
     ------------------------------------------------------------------------

     Window Ticket Number (if any):
     ------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     ------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:
     ------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned acknowledges receipt of the Offer to Purchase dated December 5, 2001, and tenders to Endo Pharmaceuticals Holdings Inc. (the "Company"), a Delaware corporation, the above-described Class A Transferable Warrants (the "Class A Warrants") and/or the above-described Class B Non-Transferable Warrants (the "Class B Warrants" and, collectively with the Class A Warrants, the "Warrants"), of the Company. This tender is made pursuant to the Company's offer to purchase up to 13,500,000 of the outstanding Class A Warrants and any and all of the outstanding Class B Warrants according to the terms and conditions in the Offer to Purchase and in this Letter of Transmittal (which together with any amendments or supplements collectively constitute the "Offer"), at the purchase price of $0.75 per Warrant, net to the seller in cash, without interest.

     Upon the terms and subject to the conditions of the Offer (as extended or amended), and subject to and effective upon the Company's acceptance of the tendered Warrants for payment according to the terms and conditions of the Offer, the undersigned sells, assigns, and transfers to the Company all right, title, and interest in and to the Warrants he or she is tendering. The undersigned also irrevocably appoints the Depositary as his or her true and lawful agent and attorney-in-fact with respect to the Warrants tendered, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for the Warrants tendered or transfer ownership of the Warrants on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company's order upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present the Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Warrants, all according to the terms of the Offer.

     By executing this Letter of Transmittal (including, in the case of Class A Warrants only, delivery through an Agent's Message), the holder irrevocably appoints, with respect to the Warrants purchased by the Company, designees of the Company as such holder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such holder's rights with respect to the Warrants tendered thereby and accepted for payment by the Company and with respect to any and all non-cash dividends, distributions, rights, other Warrants or other securities issued or issuable in respect of such purchased Warrants, if any (collectively, "Distributions"). All such proxies will be considered coupled with an interest in the tendered Warrants. Such appointment will be effective if, when, and only to the extent that the Company accepts such Warrants for payment pursuant to the Offer. All such powers of attorney and proxies will be irrevocable and will be deemed granted in consideration of the acceptance for payment by the Company of Warrants tendered in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by such holder with respect to such Warrants (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by such holder (and, if given, will not be deemed effective). The designees of the Company will, with respect to the Warrants purchased by the Company, thereby be empowered to exercise all voting and other rights of such Warrant holder as they in their sole discretion deem proper at any annual, special adjourned or postponed meeting of the Company's security holders, by written consent or otherwise and the Company reserves the right to require that, in order for Warrants to be deemed validly tendered, immediately upon the Company's acceptance for payment of such Warrants, the Company must be able to exercise full voting, consent and other rights with respect to such Warrants (and any and all Distributions).

     The undersigned represents and warrants that he or she has full power and authority to tender, sell, assign, and transfer the tendered Warrants and that he or she owns the tendered Warrants within the meaning of, and is tendering those Warrants in compliance with, Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended. The undersigned also represents and warrants that when the Company accepts the Warrants for payment, the Company will acquire good and unencumbered title, free and clear of all liens, restrictions, charges, and encumbrances, not subject to any adverse claim. Upon request, the undersigned agrees to execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Warrants.

     All authority that the undersigned confers or agrees to be conferred in this Letter of Transmittal shall not be affected by and shall survive the undersigned's death or incapacity. All of the undersigned's obligations under this Letter of Transmittal shall be binding upon his or her successors, assigns, heirs, executors, administrators, and legal representatives. Except as stated in the Offer to Purchase, this tender cannot be revoked.

     The undersigned understands that tender of Warrants pursuant to any of the procedures described in the section entitled, "The Offer -- Procedures for Tendering Warrants," within the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company according to the terms and conditions of the Offer (as amended or extended). If the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price in place of the price stated in this Letter of Transmittal.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Warrants tendered hereby or may accept for payment fewer than all of the Warrants tendered hereby. The undersigned understands that Warrant certificates not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Warrant certificate from the name of its registered holder, if the Company purchases none of the Warrants represented by such certificate.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price or any certificates for Warrants not tendered or accepted for payment in the name of the undersigned. Similarly, unless otherwise indicated under "Special Deliver Instructions," please mail the check for the purchase price or return any certificates for Warrants not tendered or accepted for payment to the undersigned at the address appearing under "Description of Warrants Tendered". If both "Special Payment Instructions" and "Special Deliver Instructions" are completed, please issue the check for the purchase price or any certificates for Warrants not tendered or accepted for payment in the name of, and deliver the check or return the certificates to the person(s) indicated. Holders of Warrants delivering Class A Warrants by book-entry transfer may request that any Warrants not accepted for payment be returned by designating an account maintained at DTC to be credited under "Special Payment Instructions". The undersigned recognizes that the Company has no obligation pursuant to "Special Payment Instructions" to transfer any Warrants from the name of the registered holder if the Company does not accept for payment any of the tendered Warrants.

                          SPECIAL PAYMENT INSTRUCTIONS

 To be completed ONLY if certificates representing Warrants not tendered or accepted for payment and/or the check for the purchase price of Warrants accepted for payment are to be issued in the name of someone other than the undersigned, or if Class A Warrants delivered by book-entry transfer are to be returned by credit to an account maintained at DTC other than the designated account. See Instructions 3 and 5.

 Issue:  [ ] Check and/or
         [ ] Certificate(s) to

 Name
 --------------------------------------------------------------------------
                              (PLEASE PRINT)

 Address
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)

 --------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 Account
 Number:
 --------------------------------------------------------------------------

 Credit Class A Warrants delivered by book-entry transfer and not purchased to the following DTC account:

 Account
 Number:
 ---------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS

 To be completed ONLY if certificates representing Class A Warrants not tendered or accepted for payment and/or the check for the purchase price of Class A Warrants accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Warrants Tendered."

 NOT AVAILABLE FOR CLASS B WARRANTS
 Mail:  [ ] Check and/or
        [ ] Certificate(s) to
 Name
 --------------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 --------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 BELOW)

                                   IMPORTANT
                          HOLDER OF WARRANT: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (Full Title)
--------------------------------------------------------------------------------
                              (SEE INSTRUCTIONS)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Taxpayer Identification or
Social Security Number
--------------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

Dated:
------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Warrant certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                  (IF REQUIRED -- SEE INSTRUCTIONS 1, 3 AND 5)

Authorized Signature(s)
-----------------------------------------------------------------------------

Name
-----------------------------------------------------------------------------

Name of Firm
-----------------------------------------------------------------------------

Address
-----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
-----------------------------------------------------------------------------

Dated:
------------------------ , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     Before completing the Letter of Transmittal, please consider the important information contained in the enclosed Offer to Purchase.

     1. Use of Letter of Transmittal. You should complete the Letter of Transmittal if certificates will be sent with it or if you will tender your Class A Warrants pursuant to the procedures for book-entry transfer described in the section entitled, "The Offer -- Procedures for Tendering
Warrants -- Book-Entry Transfer for Class A Warrants," within the Offer to Purchase, unless an Agent's Message (as defined in the section entitled, "The Offer -- Procedures for Tendering Warrants -- Book-Entry Transfer for Class A Warrants," within the Offer to Purchase) is used. You must mail or deliver the Letter of Transmittal, completely filled in and signed, together with the certificates, any required signature guarantees, and any other required documents, to the Depositary at the address stated in the Letter of Transmittal. The Depositary must receive all required documents on or before the expiration date of the Offer. If your certificates for Warrants are not immediately available for delivery or you cannot deliver the other required documents to the Depositary on or before the expiration date of the Offer, you may tender your Warrants by properly completing and duly executing the Notice of Guaranteed Delivery according to the guaranteed delivery procedure described in the section entitled, "The Offer -- Procedures for Tendering Warrants" within the Offer to Purchase. No alternative, conditional, or contingent tenders will be accepted. By executing the Letter of Transmittal, you waive any right to receive notice of the acceptance of your Warrants for payment.

     2. Method of Delivery. The method of delivery of all documents is at YOUR option and risk. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. In all cases, you should allow sufficient time to ensure timely delivery. Delivery will be effective and risk of loss and title will pass only upon proper delivery of the certificates to the Depositary, or in the case book-entry transfer of Class A Warrants, upon Book-Entry Confirmation.

     3. Signatures and Signature Guarantees. The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the surrendered certificates. In the case of joint tenants, all owners must sign. If the surrendered certificates are registered in different forms of the name of any person signing the Letter of Transmittal (e.g., "John Smith" on one certificate and "J. Smith" on another), that person must sign as many Letters of Transmittal as there are different registrations. When signing as agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, please give full title as such and follow Instruction 6. If surrendered certificates have been transferred or assigned, please follow Instruction 5. No signature guarantee on the Letter of Transmittal is required if (a) the Letter of Transmittal is signed by the registered holder of the tendered Warrants, unless the holder has completed the item entitled "Special Delivery Instructions" or the item entitled "Special Payment Instructions" on the Letter of Transmittal, or (b) the Warrants are tendered for the account of an Eligible Institution. In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. An "Eligible Institution" is a financial institution (including most commercial banks, savings and loan associations, and brokerage houses) which is a participant in good standing in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or the Stock Exchange Medallion Program.

     4. Partial Tenders. (Not applicable if you tender by book-entry transfer.) If you desire to tender fewer than all the Warrants evidenced by any certificate submitted, fill in the number of Warrants which are to be tendered in the box entitled "Number of Warrants Tendered." In this case, new certificate(s) for the remainder of the Warrants evidenced by your old certificate(s) will be sent to you (unless you instruct otherwise in the appropriate box on this Letter of Transmittal ) as soon as practical after the Offer expires. All Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Issuance of Payment Check or Certificate in Different Names. If the payment check or certificate representing Warrants not purchased or not tendered is to be issued in the name of someone other than the registered holder of the surrendered certificates, please complete the item entitled "Special Payment Instructions" and the item "Special Payment Instructions" and follow these guidelines:

          (a) Endorsement and Guarantee. The surrendered certificates must be properly endorsed to the person who is to receive the payment check and/or certificate(s) (the transferee). The signature of the registered holder on the endorsement must correspond with the name as written on the face of the certificates in every particular and must be guaranteed by an Eligible Institution.

          (b) Transferee's Signature. The Letter of Transmittal must be signed by the transferee or by his or her agent and should not be signed by the transferor. The signature of the transferee or agent must be guaranteed by an Eligible Institution.

          (c) Transfer Taxes. If any transfer or other taxes become payable because any payment check is issued or certificates for Warrants not tendered or purchased are registered in a name other than that of the person(s) signing the Letter of Transmittal, the amount of the tax will be deducted from the purchase price unless the transferee establishes to the Company's satisfaction that the tax has been paid or is not payable. Except as provided in this section 5(c), the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Warrants to it or on its order pursuant to the Offer.

          (d) Correction of or Change in Name. For a correction or change of name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered certificates should be endorsed, e.g., "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution. For a correction in name, the surrendered certificates should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed by an Eligible Institution.

     6. Supporting Evidence. If any Letter of Transmittal, certificate endorsement, assignment, or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, you should submit with the Letter of Transmittal and surrendered certificates documentary evidence of appointment and authority to act in that capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making the execution to assign, sell, or transfer the Warrants. Documentary evidence of authority must be in a form satisfactory to the Depositary. Notwithstanding the foregoing, Class B Warrants will only be accepted for tender from the record holders of such Class B Warrants whose names appear on the Company's list of Class B Warrant holders, or from their permitted transferees described in the warrant agreement governing the Warrants.

     7. Lost, Destroyed, or Stolen Certificates. If the certificate(s) representing your Warrants has been lost, stolen, or destroyed, you should notify the Depositary promptly at (800) 548-6565. You will then receive instructions as to how to proceed. The Letter of Transmittal and related documents cannot be processed until the proper procedures for replacing lost, stolen, or destroyed certificates have been followed.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or other tender offer materials may be directed to Mackenzie Partners, Inc. (the "Information Agent"), 156 Fifth Avenue, New York, NY 10010, telephone (212) 929-5500 or (800) 322-2885. Warrant holders may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

     9. Substitute Form W-9. You must provide a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, enclosed, and indicate if you are exempt from backup withholding of federal income tax. If you are an individual, the TIN is your social security number. Failure to provide the information on the form may subject you to federal income tax withholding of 30.5% of any cash payment made to you in 2001 that you are otherwise entitled to receive upon redemption (such withholding rate will gradually decrease to 28% for payments made in 2006). If you have not been issued a TIN but have applied for a number or intend to apply for a number, check the box in Part 3. If you do not provide a TIN within 60 days, backup withholding will begin and continue until you furnish a TIN. FOR ADDITIONAL IMPORTANT TAX INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     10. Order of Purchase in the Event of Proration. As described in the section entitled "The Offer -- Number of Warrants; Proration" in the Offer to Purchase, holders of Class A Warrants can designate in the "Designation" box of this Letter of Transmittal the order in which they wish to have their Class A Warrants purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered Class A Warrants are purchased in the offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the Class A Warrants purchased. See the sections of the Offer to Purchase entitled, "Special Factors to Consider -- Certain Federal Income Tax Consequences" and "The Offer -- Number of Warrants; Proration."

     11. Waiver of Conditions. The Company reserves the right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Warrants tendered.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, unless an exemption applies, a Warrant holder whose tendered Warrants are accepted for payment is required to provide the Depositary with such holder's correct TIN on the Substitute Form W-9 below. If such holder of Warrants is an individual, the TIN is such holder's Social Security Number. If a tendering holder of Warrants is subject to backup withholding, such holder must cross out Item (2) of Part 3 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the holder of Warrants may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder of Warrants may be subject to backup withholding at the fourth lowest rate of tax applicable to unmarried individuals (currently 30.5%, for payments made in 2001, and gradually decreasing to 28% for payments made in 2006) (the "Withholding Rate").

     Certain holders of Warrants (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual's exempt status. Such a Form W-8 may be obtained from the Depositary. Exempt holders of Warrants, other than foreign individuals, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold a percentage of any reportable payments made to the holder of Warrants at the Withholding Rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a holder of Warrants with respect to Warrants tendered pursuant to the Offer, the holder is required to notify the Depositary of such holder's correct TIN (or the TIN of another payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Warrants is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The holder of Warrants is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Warrants If the Warrants are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering holder of Warrants has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should check the box in Part 1(b) and sign, date and return the Substitute Form W-9. If the box in Part 1(b) is checked, the Depositary will withhold from the reportable payments made to the holder of Warrants at the Withholding Rate, but such withholdings will be refunded if the tendering holder provides a TIN within 60 days.

                                              PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------------
                SUBSTITUTE                      Name -----------------------------------------------------------------------------
                 FORM W-9                      Address ---------------------------------------------------------------------------
        DEPARTMENT OF THE TREASURY                                          (NUMBER AND STREET)
         INTERNAL REVENUE SERVICE
                                              ------------------------------------------------------------------------------------
                                              (CITY)                            (STATE)                            (ZIP CODE)
                                              -------------------------------------------------------------------------------------
                                              PART 1(A) -- PLEASE PROVIDE YOUR                       TIN
                                              TIN IN THE BOX AT RIGHT AND        --------------------------------------------------
                                              CERTIFY BY SIGNING AND DATING               (Social Security Number or
                                              BELOW.                                   Employer Identification Number)
                                              -------------------------------------------------------------------------------------
                                              PART 1(B) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                                              AWAITING RECEIPT OF, YOUR TIN                              [ ]
                                              -------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER           PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
       IDENTIFICATION NUMBER (TIN)            (SEE INSTRUCTIONS) -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
     Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments made to me will be withheld);
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                     (3) I am a U.S. person (including U.S. resident alien).
CERTIFICATION INSTRUCTIONS. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
----------------------------------------------------------------------------------------------------------------------------------

SIGNATURE ------------------------------------------------------------       DATE ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payor by the time of payment, a percentage of all reportable payments made to me pursuant to this Offer will be withheld at the Withholding Rate.

---------------------------------------------------------
---------------------------------------------------------
               Signature                                  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE FEDERAL WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR WARRANTS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH HOLDER OF CLASS A TRANSFERABLE COMMON STOCK PURCHASE WARRANTS AND/OR CLASS B NON-TRANSFERABLE COMMON STOCK PURCHASE WARRANTS OF ENDO PHARMACEUTICALS HOLDINGS INC. OR SUCH HOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

     Questions and requests for assistance or for additional copies of the Letter of Transmittal, the Notice of Guaranteed Delivery and other offer materials may be directed to the Information Agent at the telephone numbers and location listed below, and will be furnished promptly at Endo Pharmaceuticals Holdings' expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                 MACKENZIE LOGO

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                       Email: proxy@mackenziepartners.com

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR. -- Social Security numbers have nine digits separated by two hyphens, e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the payor.

------------------------------------------------------------
                                         GIVE THE NAME* AND
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)
     b. So-called "trust" account that   The actual owner(1)
        is not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE NAME AND
                                              EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 6.  A valid trust, estate, or pension   Legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

 * If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name and may enter either your social security number or employee identification number.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A TIN
If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), Form W-7, Application for IRS Individual Taxpayer Identification Number (for resident alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

To complete Substitute Form W-9 if you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the payor. Generally, you will then have 60 days to obtain a TIN and furnish it to the payor. If the payor does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payor. NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

Payees specifically exempted from backup withholding on all payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
  - The United States or any of its agencies or instrumentalities.
  - A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  - A foreign government or any of its political subdivisions, agencies or instrumentalities.
  - An international organization or any of its agencies or instrumentalities.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Dividends and patronage dividends that generally are exempt from backup withholding include:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a middleman known in the investment community as a nominee or custodian.
Interest payments that generally are exempt from backup withholding include:
  - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if (1) this interest payment is $600 or more,
    (2) the interest is paid in the course of the payor's trade or business and
    (3) you have not provided a TIN or have provided an incorrect TIN to the payor.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a middleman known in the investment community as a nominee or custodian.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TIN IN PART I, WRITE "EXEMPT" IN PART II, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting also are not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

YOU MUST PROVIDE YOUR TIN TO THE PAYOR WHETHER OR NOT YOU ARE REQUIRED TO FILE A TAX RETURN. Payors must generally withhold from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payor at the fourth lowest rate of tax applicable to unmarried individuals (currently 30.5%, effective until December 31, 2001). Certain penalties also may apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH A TIN. -- If you fail to furnish your TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect
(2) CIVIL PENALTY FOR FALSE STATEMENTS WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE
                                    SERVICE.